www.mlim.ml.com


Annual Report

January 31, 2001



Merrill Lynch
Internet Strategies
Fund, Inc.


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Internet Strategies Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH INTERNET STRATEGIES FUND, INC.


Portfolio Information
As of January 31, 2001


                                         Percent of
Ten Largest Holdings                     Net Assets

AOL Time Warner Inc.                         8.0%
Check Point Software Technologies Ltd.       7.7
BEA Systems, Inc.                            4.5
Comverse Technology, Inc.                    3.9
Cisco Systems, Inc.                          3.7
TMP Worldwide Inc.                           3.6
Oracle Corporation                           3.4
eBay Inc.                                    2.8
Ariba, Inc.                                  2.7
VeriSign, Inc.                               2.5

                                         Percent of
Ten Largest Industries                   Net Assets

Enterprise--Software                        22.9%
Infrastructure--Hardware                    14.8
News Media                                  10.1
Infrastructure--Components                   9.3
Communications Services                      7.7
Internet--Software                           6.9
B2B Exchanges                                6.5
Advertising & Marketing                      3.6
Finance                                      3.5
Services & Solutions                         2.9


Merrill Lynch Internet Strategies Fund, Inc., January 31, 2001


DEAR SHAREHOLDER

The Fund seeks to provide shareholders with long-term growth of capital through investment primarily in equity securities of issues that Fund management believes will use the Internet as a component of their business strategies. The Fund seeks to achieve its objective by investing all of its assets in Master Internet Strategies Trust that has the same investment objective as the Fund.


Fiscal Year in Review
It has been a difficult year for Internet-related stocks. As such, investors have had a front-row seat to one of the most dramatic markets in recent history. The year was a disappointment to many, and we believe the reason is this: We see the future that Internet technology has to offer but it is not yet a true reality in terms of mature, publicly traded businesses. Nonetheless, we remain optimistic about the opportunity to generate returns for our shareholders over the long term by investing in Internet and Internet-related securities.

The Fund outperformed many of its competitors and the overall Internet Index, since its inception (March 22, 2000) through January 31, 2001. Compared to a decline of 60.6% for the unmanaged Dow Jones Internet Composite Index (DJINET), the Fund's Class A, Class B, Class C and Class D Shares had total returns of -57.60%, -57.90%, -58.00% and -57.70%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
5 - 7 of this report to shareholders.)

Within 150 days of the Fund's launch, more than 309 new corporations emerged into the public arena by conducting initial public offerings
(IPOs) and becoming publicly traded companies. Lockup periods, or dates at which additional stock becomes publicly available after a new IPO is completed, were shortened from 180 days to as few as 90 days. Throughout April and much of May, lockup expirations flooded the market with more shares than the market could absorb. During this period, the Fund's net asset values declined 41%, while the DJINET declined 48%. Hardware stocks such as Redback Networks, Inc., Brocade Communications Systems, Inc., Sycamore Networks, Inc. and Juniper Networks, Inc., and Internet retail stocks such as Priceline.com Incorporated were a drag on Fund performance, while content management and multi-media stocks remained relatively better performers. We used some hedging techniques to seek to provide partial protection against overall market decline.

Between June and September, Fund performance improved, as the DJINET rose 19.4%. During this period, business-to-business exchanges, Internet and enterprise software as well as infrastructure hardware and component stocks rebounded, while new media and Internet retail stocks suffered from new concerns regarding the strength and long-term viability of the advertising business model. Fortunately, the Fund was underweight in new media and retail compared to the Index during this time period.

One-third the number of IPOs were completed in September - December as were in the previous June - September period. As the window for new IPOs began to close in the fall, corporate cash utilization rates and access to new capital became a major concern for tech investors. Growing macroeconomic and microeconomic issues such as the presidential election, interest rates, global economic slowdowns, and speculation regarding specific spending patterns for technology going into the year 2001 were additional concerns. As concerns grew, prices that were previously paid for technology companies came into question and stock "multiple compression" became a focal point in the market. During this time, the Fund's performance fell by about 50%, while the DJINET fell 58%. The average price-to-sales multiple compressed from as high as 83 times sales to as low as four times sales with minimal fundamental shifts in the underlying businesses.

Expectations for fourth quarter 2000 financial results were relatively low. Therefore, as companies began to report their results in January 2001, the DJINET rebounded 11%, while the Fund rose about 4.4% because of continued multiple compression in the optical hardware and business-to-business space. We also employed hedging techniques in January that did enhance returns.


Investment Outlook
After experiencing the volatility that accompanied the year 2000, we walk away with an optimistic outlook on the future of technology. Why? The information economy is still under construction and yet 80% of all corporate data is currently estimated to be stored in electronic form with more than 59% of corporate desktop personal computers having Internet access. Electronic data must be stored and managed. Productivity per employee within corporations has continued to rise in the face of skepticism toward corporate capital spending cycles, tax reform and US interest rates. Internet-based revenue currently is one-fifth the size of non-Internet revenue - but has been growing three times as fast as corporate revenue as a whole.

On the consumer side, more than 67 million people are currently using the Internet within the United States. Internet customers must be provided with Internet-based services and software. Many macroeconomic and microeconomic hurdles may have to be dealt with before we will experience another sustained upswing in the market. However, we believe that upswing is likely to occur as innovation continues and new products and services become more widely used. Networked living is, in our view, in its infancy, and we are prepared to take advantage of those opportunities going forward.


Investment Positioning
Although we remain optimistic about the Internet, we are not bullish on many ill-conceived Internet or dotcom companies. Although many of these companies have failed or will ultimately fail, we are not dependent on their resurrection to earn better returns. We are only investing in the sustained leaders from among the dotcoms. A greater proportion of our assets remains invested in money-making infrastructure companies with well-known franchises. Thus, we do not have to return to the dotcom's glory days for this Fund to ultimately be successful. A close review of the portfolio's holdings at both an industry and stock level shows that we are underweight on dotcoms and heavy on the few dotcom survivors and established technology leaders.


In Conclusion
We appreciate your support of Merrill Lynch Internet Strategies
Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Paul G. Meeks)
Paul G. Meeks
Senior Vice President and
Portfolio Manager


March 7, 2001



Merrill Lynch Internet Strategies Fund, Inc., January 31, 2001


OFFICERS AND DIRECTORS/TRUSTEES


Terry K. Glenn, President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Charles C. Reilly, Director/Trustee
Kevin A. Ryan, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Robert C. Doll, Jr., Senior Vice President
Paul G. Meeks, Senior Vice President and
     Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Arthur Zeikel, Director/Trustee of Merrill Lynch Internet Strategies Fund, Inc., has recently retired. The Fund's Board of
Directors/Trustees wishes Mr. Zeikel well in his retirement.

Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Internet Strategies Fund, Inc., January 31, 2001


PERFORMANCE DATA (concluded)


Total Return
Based on a
$10,000
Investment

A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Internet Strategies Fund, Inc. Class A and Class B Shares compared to the growth of a similar investment in the Dow Jones Internet Composite Index++++. Beginning and ending values are:

                                            3/22/00**        1/01

ML Internet Strategies Fund, Inc++--
Class A Shares*                            $ 9,475          $ 4,017

ML Internet Strategies Fund, Inc++--
Class B Shares*                            $10,000          $ 4,042

Dow Jones Internet Composit Index++++      $10,000          $ 3,284


A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Internet Strategies Fund, Inc. Class C and Class D Shares compared to the growth of a similar investment in the Dow Jones Internet Composite Index++++. Beginning and ending values are:

                                            3/22/00**        1/01

ML Internet Strategies Fund, Inc++--
Class C Shares*                            $10,000          $ 4,158

ML Internet Strategies Fund, Inc++--
Class D Shares*                            $ 9,475          $ 4,008

Dow Jones Internet Composit Index++++      $10,000          $ 3,284


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Master Internet Strategies Trust. The Trust invests primarily in common stocks of Internet and Internet-related companies that are developing new or innovative products, services or processes that Fund management believes are likely to produce earnings growth.
++++ This unmanaged Index measures the performance of US Internet stocks and seeks to represent 80% of the market capitalization of Internet stocks.

Past performance is not predictive of future performance.



Aggregate
Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

Inception (3/22/00)
through 12/31/00                          -59.40%        -61.53%

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

Inception (3/22/00)
through 12/31/00                          -59.80%        -61.40%

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

Inception (3/22/00)
through 12/31/00                          -59.80%        -60.20%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

Inception (3/22/00)
through 12/31/00                          -59.50%        -61.63%

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Recent
Performance
Results*
                                                             6 Month     Since Inception
As of January 31, 2001                                     Total Return    Total Return
ML Internet Strategies Fund, Inc. Class A Shares             -38.82%          -57.60%
ML Internet Strategies Fund, Inc. Class B Shares             -39.07           -57.90
ML Internet Strategies Fund, Inc. Class C Shares             -39.22           -58.00
ML Internet Strategies Fund, Inc. Class D Shares             -38.96           -57.70

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund commenced operations on 3/22/00.


Merrill Lynch Internet Strategies Fund, Inc., January 31, 2001

STATEMENT OF ASSETS AND LIABILITIES
MERRILL LYNCH
INTERNET STRATEGIES
FUND, INC.          As of January 31, 2001
Assets:             Investment in Master Internet Strategies
                    Trust, at value (identified cost--$533,927,224)                                       $  415,439,944
                    Prepaid registration fees and other assets                                                   200,549
                                                                                                          --------------
                    Total assets                                                                             415,640,493
                                                                                                          --------------

Liabilities:        Payable to distributor                                                                       278,036
                    Accrued expenses                                                                             662,058
                                                                                                          --------------
                    Total liabilities                                                                            940,094
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  414,700,399
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                         $    1,582,945
                    Class B Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              4,623,693
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              2,568,817
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              1,063,886
                    Paid-in capital in excess of par                                                       1,050,311,140
                    Accumulated realized capital losses on investments and
                    foreign currency transactions from the Trust--net                                      (526,962,802)
                    Unrealized depreciation on investments from the Trust--net                             (118,487,280)
                                                                                                          --------------
                    Net assets                                                                            $  414,700,399
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $67,170,238
Value:              and 15,829,451 shares outstanding                                                     $         4.24
                                                                                                          ==============
                    Class B--Based on net assets of $194,462,870
                    and 46,236,929 shares outstanding                                                     $         4.21
                                                                                                          ==============
                    Class C--Based on net assets of $108,018,643
                    and 25,688,169 shares outstanding                                                     $         4.20
                                                                                                          ==============
                    Class D--Based on net assets of $45,048,648
                    and 10,638,860 shares outstanding                                                     $         4.23
                                                                                                          ==============
                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MERRILL LYNCH
INTERNET STRATEGIES
FUND, INC.          For the Period March 22, 2000++ to January 31, 2001
Investment Income   Investment income allocated from the Trust
                    (net of $1,511 foreign withholding tax)                                               $    4,983,980
From the Trust:     Expenses allocated from the Trust                                                        (6,860,375)
                                                                                                          --------------
                    Net investment loss from the Trust                                                       (1,876,395)
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B                   $    2,950,622
                    Account maintenance and distribution fees--Class C                        1,729,849
                    Transfer agent fees--Class B                                                577,369
                    Registration fees                                                           441,491
                    Transfer agent fees--Class C                                                368,341
                    Transfer agent fees--Class A                                                186,708
                    Account maintenance fees--Class D                                           180,204
                    Offering costs                                                              164,365
                    Transfer agent fees--Class D                                                124,228
                    Printing and shareholder reports                                             37,710
                    Professional fees                                                            30,998
                    Accounting services                                                             954
                    Other                                                                         2,819
                                                                                         --------------
                    Total expenses                                                                             6,795,658
                                                                                                          --------------
                    Investment loss--net                                                                     (8,672,053)
                                                                                                          --------------

Realized &          Realized loss from the Trust on:
Unrealized            Investments--net                                                    (526,962,809)
Loss from             Foreign currency transactions--net                                       (48,600)    (527,011,409)
The Trust--Net:                                                                          --------------
                    Unrealized depreciation on investments from the Trust--net                             (118,487,280)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $(654,170,742)
                                                                                                          ==============

                  ++Commencement of operations.

                    See Notes to Financial Statements.



Merrill Lynch Internet Strategies Fund, Inc., January 31, 2001

STATEMENT OF CHANGES IN NET ASSETS
MERRILL LYNCH                                                                                            For the Period
INTERNET STRATEGIES                                                                                     March 22, 2000++
FUND, INC.          Increase (Decrease) in Net Assets:                                               to January 31, 2001
Operations:         Investment loss--net                                                                 $   (8,672,053)
                    Realized loss on investments and foreign
                    currency transactions from the Trust--net                                              (527,011,409)
                    Unrealized depreciation on investments from the Trust--net                             (118,487,280)
                                                                                                          --------------
                    Net decrease in net assets resulting from operations                                   (654,170,742)
                                                                                                          --------------

Capital Share       Net increase in net assets derived from
Transactions:       capital share transactions                                                             1,068,771,141
                                                                                                          --------------

Net Assets:         Total increase in net assets                                                             414,600,399
                    Beginning of period                                                                          100,000
                                                                                                          --------------
                    End of period                                                                         $  414,700,399
                                                                                                          ==============

++Commencement of operations.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MERRILL LYNCH       The following per share data and ratios have been derived            For the Period
INTERNET STRATEGIES from information provided in the financial statements.    March 22, 2000++ to January 31, 2001
FUND, INC.          Increase (Decrease) in Net Asset Value:         Class A         Class B      Class C         Class D
Per Share           Net asset value, beginning of period            $  10.00       $  10.00      $  10.00       $  10.00
Operating                                                           --------       --------      --------       --------
Performance:        Investment loss--net                               (.04)          (.10)         (.11)          (.05)
                    Realized and unrealized loss on
                    investments and foreign currency
                    transactions from the
                    Trust--net                                        (5.72)         (5.69)        (5.69)         (5.72)
                                                                    --------       --------      --------       --------
                    Total from investment operations                  (5.76)         (5.79)        (5.80)         (5.77)
                                                                    --------       --------      --------       --------
                    Net asset value, end of period                  $   4.24       $   4.21      $   4.20       $   4.23
                                                                    ========       ========      ========       ========
Total Investment    Based on net asset value per share              (57.60%)+++    (57.90%)+++   (58.00%)+++    (57.70%)+++
Return:**                                                           ========       ========      ========       ========


Ratios to Average   Expenses++++                                      1.33%*         2.36%*        2.37%*         1.58%*
Net Assets:                                                         ========       ========      ========       ========
                    Investment loss--net                             (.56%)*       (1.60%)*      (1.60%)*        (.81%)*
                                                                    ========       ========      ========       ========

Supplemental Data:  Net assets, end of period (in thousands)        $ 67,170       $194,463      $108,018       $ 45,049
                                                                    ========       ========      ========       ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Internet Strategies Fund, Inc., January 31, 2001


NOTES TO FINANCIAL STATEMENTS


MERRILL LYNCH
INTERNET STRATEGIES FUND, INC.


1. Significant Accounting Policies:
Merrill Lynch Internet Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Internet Strategies Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at January 31, 2001 was 99.9%. Prior to commencement of operations on March 22, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on March 13, 2000 to Fund Asset Management, L.P. ("FAM") for $100,000. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $48,600 have been reclassified between accumulated net investment loss and accumulated net realized capital losses, $8,720,660 has been reclassified between paid-in capital in excess of par and accumulated net investment loss and $7 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                      Account
                    Maintenance       Distribution
                        Fee                Fee

Class B                 .25%             .75%
Class C                 .25%             .75%
Class D                 .25%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period March 22, 2000 to January 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:
                              FAMD       MLPF&S

Class A                     $   178    $   30,861
Class D                     $36,219    $5,043,829

For the period March 22, 2000 to January 31, 2001, MLPF&S received contingent deferred sales charges of $1,261,903 and $315,607 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $4,060 and $501 relating to transactions subject to front-end sales charges waivers in Class A and Class D Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $830 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Increases and decreases in the Fund's investment in the Trust for the period March 22, 2000 to January 31, 2001 were $1,194,099,049 and $131,284,021, respectively.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,068,771,141 for the period March 22, 2000 to January 31,
2001.

Transactions in capital shares for each class were as follows:

Class A Shares for the Period                              Dollar
March 22, 2000++ to January 31, 2001      Shares           Amount

Shares sold                            27,683,623       $ 246,163,782
Shares redeemed                      (11,856,672)        (69,514,178)
                                    -------------       -------------
Net increase                           15,826,951       $ 176,649,604
                                    =============       =============

++Prior to March 22, 2000 (commencement of operations), the Fund issued
  2,500 shares to FAM for $25,000.

Class B Shares for the Period                              Dollar
March 22, 2000++ to January 31, 2001      Shares           Amount

Shares sold                            63,212,039       $ 583,399,671
Automatic conversion of shares          (120,833)           (811,659)
Shares redeemed                      (16,856,777)        (92,390,450)
                                    -------------       -------------
Net increase                           46,234,429       $ 490,197,562
                                    =============       =============

++Prior to March 22, 2000 (commencement of operations), the Fund issued
  2,500 shares to FAM for $25,000.

Class C Shares for the Period                              Dollar
March 22, 2000++ to January 31, 2001      Shares           Amount

Shares sold                            37,426,581       $ 349,602,748
Shares redeemed                      (11,740,912)        (65,880,964)
                                    -------------       -------------
Net increase                           25,685,669       $ 283,721,784
                                    =============       =============

++Prior to March 22, 2000 (commencement of operations), the Fund issued
  2,500 shares to FAM for $25,000.

Class D Shares for the Period                              Dollar
March 22, 2000++ to January 31, 2001      Shares           Amount

Shares sold                            16,929,264       $ 155,224,706
Automatic conversion of shares            120,522             811,659
Shares redeemed                       (6,413,426)        (37,834,174)
                                    -------------       -------------
Net increase                           10,636,360       $ 118,202,191
                                    =============       =============

++Prior to March 22, 2000 (commencement of operations), the Fund issued
  2,500 shares to FAM for $25,000.

5. Capital Loss Carryforward:
At January 31, 2001, the Fund had a net capital loss carryforward of approximately $291,586,000, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.




Merrill Lynch Internet Strategies Fund, Inc., January 31, 2001


INDEPENDENT AUDITORS' REPORT

To The Board of Directors and Shareholders of
Merrill Lynch Internet Strategies Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Internet Strategies Fund, Inc., as of January 31, 2001, the related statements of operations and changes in net assets and the financial highlights for the period March 22, 2000 (commencement of operations) to January 31, 2001. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Internet Strategies Fund, Inc. as of January 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period March 22, 2000 (commencement of operations) to January 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
March 19, 2001

SCHEDULE OF INVESTMENTS                                                                                 (in US dollars)
                  Master Internet Strategies Trust
                                            Shares                                                           Percent of
COUNTRY           Industries                 Held                Common Stocks                     Value     Net Assets
Israel            Enterprise--Software      208,800   ++Check Point Software
                                                      Technologies Ltd.                       $ 31,855,050         7.7%

                                                      Total Common Stocks in Israel             31,855,050         7.7

United States     Advertising &             240,100   ++TMP Worldwide Inc.                      15,111,294         3.6
                  Marketing
                  B2B Exchanges             296,200   ++Ariba, Inc.                             11,051,962         2.7
                                            247,800   ++Commerce One, Inc.                       7,573,388         1.8
                                            162,300   ++i2 Technologies, Inc.                    8,216,438         2.0
                                                                                              ------------       ------
                                                                                                26,841,788         6.5

                  Communications Services    42,700   ++Comcast Corporation (Class A)            1,828,094         0.4
                                            143,100   ++Comverse Technology, Inc.               16,206,075         3.9
                                            318,600   ++Exodus Communications, Inc.              8,482,725         2.1
                                             40,700   ++QUALCOMM Incorporated                    3,418,800         0.8
                                             70,000   ++Sprint Corp. (PCS Group)                 2,135,000         0.5
                                                                                              ------------       ------
                                                                                                32,070,694         7.7

                  Enterprise--Software       88,100   ++Amdocs Limited                           6,899,111         1.7
                                             79,100   ++AremisSoft Corporation                   1,809,412         0.4
                                            285,400   ++BEA Systems, Inc.                       18,800,725         4.5
                                             71,700   ++Microsoft Corporation                    4,378,181         1.1
                                            491,000   ++Oracle Corporation                      14,300,375         3.4
                                             38,900   ++PeopleSoft, Inc.                         1,594,900         0.4
                                             60,000   ++Siebel Systems, Inc.                     3,975,000         0.9
                                            234,300   ++TIBCO Software Inc.                      8,947,331         2.2
                                             28,300   ++VERITAS Software Corporation             2,684,963         0.6
                                                                                              ------------       ------
                                                                                                63,389,998        15.2

                  Finance                   183,100   ++HomeStore.com, Inc.                      5,378,563         1.3
                                            238,100   ++Intuit Inc.                              9,404,950         2.2
                                                                                              ------------       ------
                                                                                                14,783,513         3.5

                  Infrastructure--          125,000   ++Applied Micro Circuits Corporation       9,187,500         2.2
                  Components                 90,000    Corning Incorporated                      5,103,900         1.2
                                            142,900   ++JDS Uniphase Corporation                 7,832,706         1.9
                                             58,000   ++PMC-Sierra, Inc.                         4,382,625         1.1
                                             23,100   ++SDL Inc.                                 4,658,981         1.1
                                            103,100   ++Vitesse Semiconductor Corporation        7,320,100         1.8
                                                                                              ------------       ------
                                                                                                38,485,812         9.3

                  Infrastructure--           33,200   ++Brocade Communications Systems, Inc.     2,998,375         0.7
                  Hardware                   73,600   ++CIENA Corporation                        6,628,600         1.6
                                            407,000   ++Cisco Systems, Inc.                     15,211,625         3.7
                                            133,200   ++EMC Corporation                         10,121,868         2.4
                                             64,000   ++Juniper Networks, Inc.                   6,780,000         1.6
                                            133,800   ++Network Appliance, Inc.                  7,175,025         1.7
                                             32,900   ++ONI Systems Corp.                        1,823,894         0.4
                                             49,700   ++Sonus Networks, Inc.                     2,276,881         0.6
                                            281,000   ++Sun Microsystems, Inc.                   8,588,063         2.1
                                                                                              ------------       ------
                                                                                                61,604,331        14.8




Merrill Lynch Internet Strategies Fund, Inc., January 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                                                               (in US dollars)
                  Master Internet Strategies Trust (concluded)
                                              Shares                                                         Percent of
COUNTRY           Industries                   Held              Common Stocks                    Value      Net Assets
United States     Internet--Software         44,200    Adobe Systems Incorporated             $  1,930,987         0.5%
(concluded)                                  77,700   ++Mercury Interactive Corp.                6,745,331         1.6
                                            141,105   ++VeriSign, Inc.                          10,371,218         2.5
                                            109,800   ++webMethods, Inc.                         9,429,075         2.3
                                                                                              ------------       ------
                                                                                                28,476,611         6.9

                  News Media                630,800   ++AOL Time Warner Inc.                    33,154,848         8.0
                                            101,200   ++Getty Images, Inc.                       2,953,775         0.7
                                            156,800   ++Yahoo! Inc.                              5,840,800         1.4
                                                                                              ------------       ------
                                                                                                41,949,423        10.1

                  Retail                    236,900   ++eBay Inc.                               11,682,131         2.8
                  Services & Solutions      119,000   ++Gemstar-TV Guide International, Inc.     6,158,250         1.5
                                            159,300   ++Liberate Technologies, Inc.              2,757,881         0.7
                                            451,128   ++Synchrologic, Inc. (a)                   3,000,006         0.7
                                                                                              ------------       ------
                                                                                                11,916,137         2.9

                                                      Total Common Stocks in the
                                                      United States                            346,311,732        83.3

                                                      Total Investments in Common Stocks
                                                      (Cost--$496,664,310)                     378,166,782        91.0

                                              Face
                                             Amount             Short-Term Securities

United States     Commercial         US$ 15,000,000   AEP Credit Inc.,
                  Paper*                              5.75% due 2/06/2001                       14,988,021         3.6
                                         15,775,000   General Electric Capital Corp.,
                                                      5.74% due 2/01/2001                       15,775,000         3.8
                                         10,000,000   Newell Rubbermaid Inc.,
                                                      5.75% due 2/09/2001                        9,987,222         2.4

                                                      Total Investments in Short-Term Securities
                                                       (Cost--$40,750,243)                      40,750,243         9.8

                  Total Investments (Cost--$537,414,553)                                       418,917,025       100.8

                  Liabilities in Excess of Other Assets                                        (3,428,147)        (0.8)
                                                                                              ------------       ------
                  Net Assets                                                                  $415,488,878       100.0%
                                                                                              ============       ======



*Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the
Trust.
++Non-income producing security.
(a)Restricted security as to resale. The value of the Trust's investment in restricted securities was $3,000,006, representing
0.7% of net assets.
                     Acquisition
Issue                    Date             Cost          Value

Synchrologic, Inc.    8/24/2000      $ 3,000,001    $ 3,000,006
                                     --------------------------
Total                                $ 3,000,001    $ 3,000,006
                                     ==========================

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
MASTER INTERNET
STRATEGIES TRUST    As of January 31, 2001
Assets:             Investments, at value (identified cost--$537,414,553)                                 $  418,917,025
                    Cash                                                                                             747
                    Receivables:
                      Securities sold                                                    $    3,051,260
                      Contributions                                                             596,113        3,647,373
                                                                                         --------------
                    Prepaid expenses and other assets                                                             66,922
                                                                                                          --------------
                    Total assets                                                                             422,632,067
                                                                                                          --------------
Liabilities:        Payables:
                      Securities purchased                                                    5,641,357
                      Withdrawals                                                               947,170
                      Investment adviser                                                        367,814        6,956,341
                                                                                         --------------
                    Accrued expenses                                                                             186,848
                                                                                                          --------------
                    Total liabilities                                                                          7,143,189
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  415,488,878
                                                                                                          ==============

Net Assets          Partners' capital                                                                     $  533,986,406
Consist of:         Unrealized depreciation on investments--net                                            (118,497,528)
                                                                                                          --------------
                    Net assets                                                                            $  415,488,878
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch Internet Strategies Fund, Inc., January 31, 2001

STATEMENT OF OPERATIONS
MASTER INTERNET
STRATEGIES TRUST    For the Period March 22, 2000++ to January 31, 2001
Investment Income:  Interest and discount earned                                                          $    4,792,120
                    Dividends (net of $1,511 foreign withholding tax)                                             32,587
                    Other                                                                                        159,738
                                                                                                          --------------
                    Total income                                                                               4,984,445
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $    6,495,064
                    Accounting services                                                         210,729
                    Trustees' fees and expenses                                                  42,655
                    Offering costs                                                               38,748
                    Professional fees                                                            28,655
                    Custodian fees                                                               26,984
                    Pricing fees                                                                  6,474
                    Other                                                                        11,711
                                                                                         --------------
                    Total expenses                                                                             6,861,020
                                                                                                          --------------
                    Investment loss--net                                                                     (1,876,575)
                                                                                                          --------------

Realized &          Realized loss from:
Unrealized Loss on    Investments--net                                                    (527,013,510)
Investments &         Foreign currency transactions--net                                       (48,604)    (527,062,114)
Foreign Currency                                                                         --------------
Transactions--      Unrealized depreciation on investments--net                                            (118,497,528)
Net:                                                                                                      --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $(647,436,217)
                                                                                                          ==============

++Commencement of operations.

See Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          For the Period
MASTER INTERNET                                                                                         March 22, 2000++
STRATEGIES TRUST    Increase (Decrease) in Net Assets:                                               to January 31, 2001
Operations:         Investment loss--net                                                                 $   (1,876,575)
                    Realized loss on investments and foreign currency transactions--net                    (527,062,114)
                    Unrealized depreciation on investments--net                                            (118,497,528)
                                                                                                          --------------
                    Net decrease in net assets resulting from operations                                   (647,436,217)
                                                                                                          --------------

Net Capital         Increase in net assets derived from net capital contributions                          1,062,724,995
                                                                                                          --------------
Contributions:
Net Assets:         Total increase in net assets                                                             415,288,778
                    Beginning of period                                                                          200,100
                                                                                                          --------------
                    End of period                                                                         $  415,488,878
                                                                                                          ==============

++Commencement of operations.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                          For the Period
MASTER INTERNET     The following ratios have been derived from                                         March 22, 2000++
STRATEGIES TRUST    information provided in the financial statements.                                  to January 31, 2001
Ratios to Average   Expenses                                                                                      1.06%*
                                                                                                          ==============
Net Assets:         Investment loss--net                                                                         (.29%)*
                                                                                                          ==============
Supplemental Data:  Net assets, end of period (in thousands)                                                    $415,489
                                                                                                          ==============
                    Portfolio turnover                                                                            86.79%
                                                                                                          ==============


++Commencement of operations.
*Annualized.

See Notes to Financial Statements.

Merrill Lynch Internet Strategies Fund, Inc., January 31, 2001


NOTES TO FINANCIAL STATEMENTS

MASTER INTERNET STRATEGIES TRUST


1. Significant Accounting Policies:
Master Internet Strategies Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on operations is recorded from the date the Trust enters into such contracts.

* Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so that an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will amortize premiums and discounts on debt securities effective February 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. As of January 31, 2001, no debt securities were held by the Trust.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 1.0% of the average daily value of the Trust's net assets. In additon, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., received $29,124 in commissions on the execution of portfolio security transactions for the Trust for the period March 22, 2000 to January 31, 2001.

Accounting services were provided to the Trust by FAM through December 31, 2000. Up to this date, the Trust reimbursed FAM $194,241 for these services. As of January 1, 2001, accounting services are provided for the Trust by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Trust will pay the cost of these services. In addition, the Trust will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period March 22, 2000 to January 31, 2001 were
$1,552,733,862 and $539,767,464, respectively.

Net realized gains (losses) for the period March 22, 2000 to January 31, 2001 and net unrealized losses as of January 31, 2001 were as follows:
                                       Realized          Unrealized
                                    Gains (Losses)         Losses

Long-term investments              $(516,302,088)     $ (118,497,528)
Short-term investments                         22                  --
Short sales                               256,657                  --
Options purchased                    (10,968,101)                  --
Foreign currency transactions            (48,604)                  --
                                    -------------       -------------
Total investments                  $(527,062,114)     $ (118,497,528)
                                    =============       =============

As of January 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $119,055,304, of which $26,967,783 related to appreciated securities and $146,023,087 related to depreciated securities. At January 31, 2001, the aggregate cost of investments for Federal income tax purposes was $537,972,329.

4. Short-Term Borrowings:
On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the period March 22, 2000 to January 31, 2001.


Merrill Lynch Internet Strategies Fund, Inc., January 31, 2001


INDEPENDENT AUDITORS' REPORT

To The Board of Trustees and Investors of
Master Internet Strategies Trust:

We have audited the accompanying statement of assets and liabilities, of Master Internet Strategies Trust, including the schedule of investments, as of January 31, 2001, the related statements of operations and changes in net assets, and the financial highlights for the period March 22, 2000 (commencement of operations) to January 31, 2001. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Internet Strategies Trust as of January 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period March 22, 2000 (commencement of operations) to January 31, 2001 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
March 19, 2001